Exhibit 10.3

EXECUTION VERSION

HOLDINGS GUARANTEE AND PLEDGE AGREEMENT (FIRST LIEN)

dated and effective as of

July 1, 2015

between

PRIME SECURITY SERVICES HOLDINGS, LLC.,

as Holdings,

and

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Collateral Agent

i

TABLE OF CONTENTS

(Continued)

		Page
SECTION 6.18.	Person Serving as Collateral Agent	22
SECTION 6.19.	General Authority of the Collateral Agent	23

Schedules

Schedule I Description of Pledged Borrower Stock

Exhibits

Exhibit I	Form of Other First Lien Secured Party Consent

ii

This HOLDINGS GUARANTEE AND PLEDGE AGREEMENT (FIRST LIEN), dated and effective as of July 1, 2015 (as may be amended, restated, supplemented, waived or otherwise modified from time to time, this “Agreement”), is between PRIME SECURITY SERVICES HOLDINGS, LLC, a Delaware limited liability company (“Holdings”), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”) for the benefit of the Secured Parties (as hereinafter defined).

W I T N E S S E T H :

WHEREAS, pursuant to the First Lien Credit Agreement, dated as of the date hereof (as may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Credit Agreement”), among Holdings, PRIME SECURITY SERVICES BORROWER, LLC, a Delaware limited liability company (the “Borrower”), the Lenders party thereto from time to time, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent (in such capacity, together with its successors and permitted assigns, the “Credit Agreement Agent”), and the other parties party thereto, the Lenders and the Issuing Banks have agreed to extend credit to the Borrower upon the terms and subject to the conditions set forth therein, including the execution and delivery of this Agreement;

WHEREAS, Holdings is the legal and beneficial owner of the Pledged Collateral (as hereinafter defined) issued by the Borrower and will derive substantial benefits from the extension of credit to the Borrower pursuant to the Credit Agreement; and

WHEREAS, Holdings is willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit under the Credit Agreement and to induce the holders of any other Other First Lien Obligations to make extensions of credit under the applicable Other First Lien Agreements, as applicable.

Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Credit Agreement. All terms referred to herein that are defined in Article 9 of the New York UCC (as defined herein) and not defined in this Agreement or the Credit Agreement have the meanings specified in Article 9 of the New York UCC. The term “instrument” shall have the meaning specified in Article 9 of the New York UCC.

(b) The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Agreement.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Authorized Representative” means (i) the Credit Agreement Agent with respect to the Credit Agreement Secured Obligations and (ii) with respect to any Series of Other First Lien Obligations, the duly authorized representative of the Other First Lien Secured Parties of such Series designated as “Authorized Representative” for such Other First Lien Secured Parties in the Other First Lien Agreement for such Series (or, in the absence of such designation, the administrative agent or trustee appointed for such Series under such Other First Lien Agreement).

“Borrower” has the meaning assigned to such term in the recitals of this Agreement.

“Collateral Agent” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Credit Agreement” has the meaning assigned to such term in the recitals of this Agreement.

“Credit Agreement Agent” has the meaning assigned to such term in the recitals of this Agreement.

“Credit Agreement Secured Obligations” means the “Obligations” as defined in the Credit Agreement.

“Credit Agreement Secured Parties” means the “Secured Parties” as defined in the Credit Agreement.

“Event of Default” means an “Event of Default” under and as defined in the Credit Agreement or any Other First Lien Agreement.

“Federal Securities Laws” has the meaning assigned to such term in Section 5.03.

“First Lien Intercreditor Agreement” means a “Permitted Pari Passu Intercreditor Agreement” as defined in the Credit Agreement (as may be amended, restated, supplemented or otherwise modified from time to time).

“Guaranteed Obligations” has the meaning assigned to such term in Section 2.01(a).

“Holdings” has the meaning assigned to such term in the introductory paragraph of this Agreement.

“Intercreditor Agreement” means a First Lien Intercreditor Agreement (upon and during the effectiveness thereof) or a “Permitted Junior Intercreditor Agreement” as defined in the Credit Agreement (upon and during the effectiveness thereof), as the case may be.

“Loan Documents” means (a) the Credit Agreement, (b) all Other First Lien Agreements, (c) the Security Documents and (d) for purposes of Section 5.02 and Section 6.06 only, the First Lien Intercreditor Agreement (upon and during the effectiveness thereof).

“New York UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York.

“Other First Lien Agreement” means any indenture, credit agreement (excluding the Credit Agreement) or other agreement, document or instrument, pursuant to which any Loan Party has or will incur Other First Lien Obligations; provided that, in each case, the Indebtedness thereunder has been designated as Other First Lien Obligations pursuant to and in accordance with Section 6.17.

“Other First Lien Obligations” means (a) the due and punctual payment by any Loan Party of (i) the unpaid principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding) on Indebtedness under any Other First Lien Agreement, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of such Loan Party to any Secured Party under any Other First Lien Agreement, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable as a claim in such proceeding), (b) the due and punctual performance of all other obligations of such Loan Party under or pursuant to any Other First Lien Agreement and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to any Other First Lien Agreement. Notwithstanding the foregoing, for all purposes of the Credit Agreement and any Other First Lien Agreements, any Guarantee of, or grant of a Lien to secure, any obligations in respect of a Hedging Agreement by a Loan Party shall not include any Excluded Swap Obligations.

“Other First Lien Secured Parties” means, collectively, the holders of Other First Lien Obligations and any Authorized Representative with respect thereto.

“Other First Lien Secured Party Consent” means a consent substantially in the form of Exhibit I to this Agreement (or such other form as the Collateral Agent may agree) executed by the Authorized Representative of any holders of Other First Lien Obligations pursuant to Section 6.17.

“Permitted Liens” means Liens that are not prohibited by the Credit Agreement or any Other First Lien Agreement.

“Pledged Borrower Stock” has the meaning assigned to such term in Section 3.01(a).

“Pledged Collateral” has the meaning assigned to such term in Section 3.01(d).

“Pledged Securities” means any promissory notes, stock certificates or other certificated securities now or hereafter included in the Pledged Collateral, including all certificates, instruments or other documents representing or evidencing any Pledged Collateral.

“Prior Agent” has the meaning assigned to such term in Section 6.18.

“Requirement of Law” means, as to any person, any law, treaty, rule, regulation, statute, order, ordinance, decree, judgment, consent decree, writ, injunction, settlement agreement or governmental requirement enacted, promulgated or imposed or entered into or agreed by any Governmental Authority, in each case applicable to or binding upon such person or any of its property or assets or to which such person or any of its property or assets is subject.

“Secured Obligations” means, collectively, the Credit Agreement Secured Obligations and any Other First Lien Obligations, or any of the foregoing. Notwithstanding the foregoing, for all purposes of the Credit Agreement and any Other First Lien Agreements, any Guarantee of, or grant of a Lien to secure, any obligations in respect of a Hedging Agreement by a Loan Party shall not include any Excluded Swap Obligations.

“Secured Parties” means the persons holding any Secured Obligations and in any event including (i) all Credit Agreement Secured Parties and (ii) all Other First Lien Secured Parties.

“Security Documents” means (i) the “Security Documents” as defined in the Credit Agreement and (ii) any analogous term in any Other First Lien Agreement (but, with respect to the Secured Obligations of any Series, the term Security Documents shall not include any document which by its terms is solely for the benefit of the holders of one or more other Series of Secured Obligations and not such Series of Secured Obligations)

“Series” means (a) with respect to any Secured Parties, each of (i) the Credit Agreement Secured Parties (in their capacities as such) and (ii) each group of Other First Lien Secured Parties that become subject to this Agreement and the First Lien Intercreditor Agreement after the date hereof, which are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Secured Parties), each of which shall constitute a separate Series of Secured Parties for purposes of this Agreement and (b) with respect to any Secured Obligations, each of (i) the Credit Agreement Secured Obligations and (ii) each group of Other First Lien Obligations incurred pursuant to any Other First Lien Agreement, which are to be represented hereunder by a common Authorized Representative (in its capacity as such for such Other First Lien Obligations), each of which shall constitute a separate Series of Secured Obligations for purposes of this Agreement.

“Specified Excluded Collateral” means, solely with respect to any Series of Other First Lien Obligations, any asset that is not intended to be collateral with respect to such Series pursuant to the terms of the Other First Lien Agreement governing such Series (including the Regulation S-X Excluded Collateral (as defined in, and to the extent applicable to such Series in accordance with the last paragraph of Section 2.01 of, the Collateral Agreement referenced in the Credit Agreement)).

“Successor Agent” has the meaning assigned to such term in Section 6.18.

“Termination Date” means the “Termination Date” as defined in the Credit Agreement.

ARTICLE II

Guarantee

SECTION 2.01. The Guarantee.

(a) Guarantee of Secured Obligations. Subject to the limitations set forth in clauses (g) and (h) of this Section 2.01, Holdings unconditionally guarantees to the Collateral Agent, jointly and severally with the other Guarantors, as a primary obligor and not merely as a surety, the due and punctual payment and performance of the Secured Obligations (such guarantee obligations of Holdings, the “Guaranteed Obligations”) for the benefit of the Secured Parties. Holdings further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Guaranteed Obligation. Holdings waives presentment to, demand of payment from and protest to the Borrower or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

(b) Guarantee of Payment. Holdings further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether at stated maturity, by acceleration or otherwise) and not of collection, and waives any right to require that any resort be had by the Collateral Agent or any other Secured Party to any security held for the payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Collateral Agent or any other Secured Party in favor of the Borrower or any other person.

(c) No Limitations. Except for termination or release of Holdings’ obligations hereunder as expressly provided for in Section 6.15 and subject to the limitations set forth in clauses (g) and (h) of this Section 2.01, the obligations of Holdings hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise (other than defense of payment or performance). Without limiting the generality of the foregoing, the obligations of Holdings hereunder, to the fullest extent permitted by applicable law, shall not be discharged or impaired or otherwise affected by: (i) the failure of the Collateral Agent or any other Secured Party to assert any claim or demand or to exercise or enforce any right or remedy under the provisions of any Loan Document or otherwise; (ii) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement; (iii) the failure to perfect any security interest in, or the exchange, substitution, release or any impairment of, any security held by the Collateral Agent or any other Secured Party for the Guaranteed Obligations; (iv) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations; (v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash in immediately available funds of all the Guaranteed Obligations); (vi) any illegality, lack of validity or enforceability of any Guaranteed Obligation; (vii) any change in the corporate existence, structure or ownership of the Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or its assets or any resulting release or discharge of any Guaranteed Obligation (other than the payment in full in cash in immediately available funds of all the Guaranteed Obligations); (viii) the existence of any claim, set-off or other rights that Holdings may have at any time against the Borrower, the Collateral Agent, or any other corporation or person, whether in connection herewith or any unrelated transactions; provided that nothing herein will prevent the assertion of any such claim by separate suit or compulsory counterclaim; and (ix) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by the Collateral Agent that might otherwise constitute a defense to, or a legal or equitable discharge of, the Borrower or any other Loan Party or any other guarantor or surety (other than defense of payment or performance).

Holdings expressly authorizes the Collateral Agent, on behalf of the Secured Parties, to take and hold security for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of Holdings hereunder.

To the fullest extent permitted by applicable law, Holdings waives any defense based on or arising out of any defense of any other Guarantor or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any other Guarantor, other than the payment in full in cash in immediately available funds of all the Guaranteed Obligations. The Collateral Agent may, at its election, foreclose on any security held by it by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Borrower or any other Loan Party or exercise any other right or remedy available to it against the Borrower or any other Loan Party, without affecting or impairing in any way the liability of Holdings hereunder, except to the extent the Guaranteed Obligations have been paid in full in cash in immediately available funds. To the fullest extent permitted by applicable law, Holdings waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of Holdings against any other Guarantor, as the case may be, or any security.

(d) Reinstatement. Notwithstanding the provisions of Section 6.15, Holdings agrees that its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored or returned by the Collateral Agent or any other Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any other Loan Party, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any other Loan Party or any substantial part of its property, or otherwise, all as though such payment had not been made.

(e) Agreement To Pay. In furtherance of the foregoing and not in limitation of any other right that the Collateral Agent or any other Secured Party has at law or in equity against Holdings by virtue hereof, but subject to the limitations set forth in clauses (g) and (h) of this Section 2.01, upon the failure of the Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, Holdings hereby promises to and will forthwith pay, or cause to be paid, to the Collateral Agent for distribution to the applicable Secured Party in cash in immediately available funds the amount of such unpaid Guaranteed Obligation.

(f) Information. Holdings assumes all responsibility for being and keeping itself informed of the Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that Holdings assumes and incurs hereunder, and agrees that neither the Collateral Agent nor any other Secured Party will have any duty to advise Holdings of information known to it or any of them regarding such circumstances or risks.

(g) Maximum Liability. Holdings, and by its acceptance of this Agreement, the Collateral Agent and each Secured Party, hereby confirm that it is the intention of all such persons that this Agreement and the Guaranteed Obligations not constitute a fraudulent transfer or conveyance for purposes of the U.S. Bankruptcy Code or any other federal, state or foreign bankruptcy, insolvency, receivership or similar law, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Agreement and the Guaranteed Obligations. To effectuate the foregoing intention, the Collateral Agent, the Secured Parties and Holdings hereby irrevocably agree that the Guaranteed Obligations at any time shall be limited to the maximum amount as will result in the Guaranteed Obligations not constituting a fraudulent transfer or conveyance.

(h) Limited Recourse. Notwithstanding anything herein or in the Credit Agreement, any other Loan Document or any Other First Lien Agreement to the contrary, the Guaranteed Obligations are limited recourse obligations payable solely from the Pledged Collateral pledged by Holdings hereunder and, following realization of the Pledged Collateral pledged by Holdings (whether through sale, foreclosure or otherwise) and the application thereof in accordance with this Agreement, such Guaranteed Obligations shall be extinguished and shall not revive.

ARTICLE III

Pledge of Equity Interests

SECTION 3.01. Pledge. As security for the payment or performance, as the case may be, in full of the Guaranteed Obligations, Holdings hereby assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of Holdings’ right, title and interest in, to and under:

(a) the Equity Interests of the Borrower directly owned by Holdings (which such Equity Interests as of the Closing Date shall be listed on Schedule I) and any certificates representing all such Equity Interests (collectively, the “Pledged Borrower Stock”);

(b) subject to Section 3.08, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Borrower Stock;

(c) subject to Section 3.08, all rights and privileges of Holdings with respect to the Pledged Borrower Stock and other property referred to in clause (b) above; and

(d) all Proceeds of any of the foregoing (the items referred to in clauses (a) through this clause (d) being collectively referred to as the “Pledged Collateral”); provided that the Pledged Collateral shall not include any Excluded Property.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever; subject, however, to the terms, covenants and conditions hereinafter set forth.

SECTION 3.02. Delivery of Pledged Collateral.

(a) Holdings agrees promptly to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all Pledged Securities.

(b) Upon delivery to the Collateral Agent within the time period set forth in clause (a) above, (i) any Pledged Securities required to be delivered pursuant to the foregoing paragraph (a) of this Section 3.02 shall be accompanied by stock powers, duly executed in blank or other instruments of transfer reasonably satisfactory to the Collateral Agent and by such other instruments and documents as the Collateral Agent may reasonably request and (ii) all other property comprising part of the Pledged Collateral delivered pursuant to the terms of this Agreement shall be accompanied to the extent necessary to perfect the security interest in or allow realization on the Pledged Collateral by proper instruments of assignment duly executed by Holdings and such other instruments or documents as the Collateral Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities, which schedule shall be attached hereto as Schedule I (or a supplement to Schedule I, as applicable) and made a part hereof; provided that failure to attach any such schedule hereto shall not affect the validity of such pledge of such Pledged Collateral. Each schedule so delivered shall be deemed to supplement any prior schedules so delivered.

SECTION 3.03. Representations and Warranties. Holdings represents and warrants to the Collateral Agent, for the benefit of the Secured Parties:

(a) the Pledged Borrower Stock listed on Schedule I (as such Schedule may be updated from time to time) constitutes all of the issued and outstanding Equity Interests of the Borrower issued to Holdings;

(b) the Pledged Borrower Stock has been duly and validly authorized and issued and are fully paid;

(c) Holdings is the direct record and beneficial owner of, and has good title to, the Pledged Borrower Stock listed on Schedule I (as such Schedule may be updated from time to time) owned by Holdings, free of any and all Liens except Permitted Liens; and

(d) other than as set forth in the Credit Agreement or the schedules thereto or in any Other First Lien Agreement, and except for restrictions and limitations imposed by the Loan Documents and any Other First Lien Agreement then in effect or securities laws generally or otherwise not prohibited by the Loan Documents and any Other First Lien Agreement then in effect, the Pledged Borrower Stock is and will continue to be freely transferable and assignable, and none of the Pledged Borrower Stock is or will be subject to any option, right of first refusal, shareholders agreement, charter, by-law, memorandum of association or articles of association provisions or contractual restriction of any nature that might prohibit, impair, delay or otherwise affect the pledge of the Pledged Collateral hereunder, the Disposition thereof pursuant hereto or the exercise by the Collateral Agent of rights and remedies hereunder other than under applicable Requirements of Law;

(e) Holdings has the power and authority to pledge the Pledged Collateral pledged by it hereunder in the manner hereby done or contemplated;

(f) other than as set forth in the Credit Agreement or the schedules thereto or in the other Loan Documents, as of the Closing Date, no consent or approval of any Governmental Authority, any securities exchange or any other person was or is necessary to the validity of the pledge effected hereby (other than such as have been obtained and are in full force and effect);

(g) by virtue of the execution and delivery by Holdings of this Agreement, when the Pledged Securities are delivered to the Collateral Agent, for the benefit of the Secured Parties, in accordance with this Agreement, and a Uniform Commercial Code financing statement naming the Collateral Agent as the secured party and covering the Pledged Collateral is filed in the appropriate filing office, the Collateral Agent will obtain, for the benefit of the Secured Parties, a legal, valid and perfected lien upon and security interest in such Pledged Collateral, subject only to Permitted Liens, as security for the payment of the Guaranteed Obligations, to the extent such perfection is governed by the Uniform Commercial Code.

SECTION 3.04. Covenants. Holdings covenants and agrees with the Collateral Agent and the Secured Parties, that, from and after the date of this Agreement until the date of its termination pursuant to Section 6.15(a):

(a) Holdings agrees to furnish to the Collateral Agent prompt written notice of any change in (i) its organization name, (ii) its identity or type of organization, (iii) its organizational identification number or (iv) its jurisdiction of organization. Holdings agrees not to effect or permit any such change unless all filings have been made, or will have been made within the time period required by the Credit Agreement, under the Uniform Commercial Code that are required in order for the Collateral Agent to continue at all times following such change to have a valid, legal and perfected security interest in all the Pledged Collateral in which a security interest may be perfected by such filing, for the benefit of the Secured Parties.

(b) Holdings agrees it will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, and will not Dispose of any other Pledged Collateral, in each case other than pursuant to a transaction not prohibited by any Loan Document and any Other First Lien Agreement then in effect and other than Permitted Liens.

(c) Subject to the rights of Holdings under the Loan Documents and each Other First Lien Agreement then in effect to Dispose of Pledged Collateral, Holdings shall, at its own expense, use commercially reasonable efforts to defend its title to the Pledged Collateral against all persons and to defend the security interest of the Collateral Agent, for the benefit of the Secured Parties, in the Pledged Collateral and the priority thereof against any Lien that is not a Permitted Lien.

(d) Holdings agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Collateral Agent’s security interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement and the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

SECTION 3.05. Registration in Nominee Name; Denominations. The Collateral Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in the name of Holdings, endorsed or assigned in blank or in favor of the Collateral Agent or, if an Event of Default shall have occurred and be continuing, in its own name as pledgee or the name of its nominee (as pledgee or as sub-agent). Following the occurrence and during the continuance of an Event of Default, Holdings will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of Holdings. If an Event of Default shall have occurred and be continuing, the Collateral Agent shall have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement. Holdings shall use its commercially reasonable efforts to cause any Subsidiary of the Borrower that is not a party to this Agreement to comply with a request by the Collateral Agent, pursuant to this Section 3.05, to exchange certificates representing Pledged Securities of such Subsidiary for certificates of smaller or larger denominations.

SECTION 3.06. Financing Statements.

Holdings hereby irrevocably authorizes the Collateral Agent at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Pledged Collateral or any part thereof and amendments thereto that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment, including (i) whether Holdings is an organization, the type of organization and any organizational identification number issued to Holdings and (ii) a description of collateral that describes such property in any other manner as the Collateral Agent may reasonably determine is necessary or advisable to ensure the perfection of the security interest in the Pledged Collateral granted under this Agreement.

SECTION 3.07. [Reserved].

SECTION 3.08. Voting Rights; Dividends and Interest, Etc.

(a) Unless and until an Event of Default shall have occurred and be continuing and the Collateral Agent shall have given written notice to Holdings of the Collateral Agent’s intention to exercise its rights hereunder:

(i) Holdings shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Collateral or any part thereof for any purpose not prohibited by the terms of this Agreement, the Credit Agreement and each Other First Lien Agreement then in effect; provided that, except as not prohibited by the Credit Agreement, any other Loan Documents and each Other First Lien Agreement then in effect, such rights and powers shall not be exercised in any manner that could be reasonably likely to materially and adversely affect the rights and remedies of the Collateral Agent or any other Secured Party under this Agreement, the Credit Agreement, any other Loan Documents or any Other First Lien Agreement or the ability of the Secured Parties to exercise the same.

(ii) The Collateral Agent shall promptly execute and deliver to Holdings, or cause to be executed and delivered to Holdings, all such proxies, powers of attorney and other instruments as Holdings may reasonably request for the purpose of enabling Holdings to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above.

(iii) Holdings shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Collateral to the extent and only to the extent that such dividends, interest, principal and other distributions are not prohibited by, and otherwise paid or distributed in accordance with, the terms and conditions of the Credit Agreement, any other Loan Documents and each Other First Lien Agreement then in effect and applicable laws; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Borrower Stock, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the Borrower, received in exchange for Pledged Borrower Stock or any part thereof, or in redemption thereof or as a result of any merger, consolidation, acquisition or other exchange of assets to which the Borrower may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by Holdings, shall be promptly delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent).

(b) Upon the occurrence and during the continuance of an Event of Default and upon written notice by the Collateral Agent to Holdings of the Collateral Agent’s intention to exercise its rights hereunder, all rights of Holdings to receive dividends, interest, principal or other distributions with respect to the Pledged Securities that Holdings is authorized to receive pursuant to paragraph (a)(iii) of this Section 3.08 shall cease, and all such rights shall thereupon become vested, for the benefit of the Secured Parties, in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions; provided that, notwithstanding the occurrence and continuation of an Event of Default, Holdings may continue to receive dividends and distributions made pursuant to subclause (i), subclause (iii) and subclause (v) of Section 6.06(b) of the Credit Agreement. All dividends, interest, principal or other distributions received by Holdings contrary to the provisions of this Section 3.08 shall not be commingled by Holdings with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent, for the benefit of the Secured Parties, and shall be forthwith delivered to the Collateral Agent, for the benefit of the Secured Parties, in the same form as so received (endorsed in a manner reasonably satisfactory to the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 5.02. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, the Collateral Agent shall promptly repay to Holdings (without interest) all dividends, interest, principal or other distributions that Holdings would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 3.08 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and after written notice by the Collateral Agent to Holdings of the Collateral Agent’s intention to exercise its rights hereunder, all rights of Holdings to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.08, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.08, shall cease, and all such rights shall thereupon become vested in the Collateral Agent, for the benefit of the Secured Parties, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit Holdings to exercise such rights. After all Events of Default have been cured or waived and the Borrower has delivered to the Collateral Agent a certificate to that effect, all rights of Holdings to exercise the voting and/or other consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 3.08 shall continue and all such rights shall no longer be vested in the Collateral Agent for the benefit of the Secured Parties, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 3.08 shall be reinstated.

(d) Any notice given by the Collateral Agent to Holdings suspending Holdings’ rights under paragraph (a)(i) of this Section 3.08 may be given by telephone if promptly confirmed in writing and such notice may suspend the rights of Holdings under paragraph (a)(i) or paragraph (a)(iii) of this Section 3.08 in part without suspending all such rights (as specified by the Collateral Agent in its sole and absolute discretion) and without waiving or otherwise affecting the Collateral Agent’s rights to give additional notices from time to time suspending other rights so long as an Event of Default has occurred and is continuing.

SECTION 3.09. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Pledged Collateral are irrevocable and powers coupled with an interest.

ARTICLE IV

[Reserved]

ARTICLE V

Remedies

SECTION 5.01. Remedies Upon Default. In accordance with, and to the extent consistent with, the terms of any applicable Intercreditor Agreement and applicable Requirements of Law, the Collateral Agent may take any action specified in this Section 5.01. If an Event of Default shall occur and be continuing and the Collateral Agent, on behalf of the Secured Parties, may exercise, in addition to all other rights and remedies granted in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the New York UCC or applicable law. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below and any notice referred to in the preceding sentence) to or upon Holdings, the Borrower, or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise Dispose of and deliver the Pledged Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange or broker’s board or office of the Collateral Agent or any Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall give Holdings 10 Business Days’ written notice (which Holdings agrees is reasonable notice within the meaning of Section 9-611 of the New York UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any Disposition of Pledged Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Pledged Collateral, or the portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The

Collateral Agent shall not be obligated to make any sale of any Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Pledged Collateral shall have been given. The Collateral Agent or any Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Pledged Collateral so sold, free of any right or equity of redemption in Holdings, which right or equity is hereby waived or released. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the New York UCC or its equivalent in other jurisdictions.

SECTION 5.02. Application of Proceeds. The Collateral Agent shall, subject to any applicable Intercreditor Agreement, promptly apply the proceeds, moneys or balances of any collection or sale of Pledged Collateral realized through the exercise by the Collateral Agent of its remedies hereunder, as well as any Pledged Collateral consisting of cash at any time when remedies are being exercised hereunder, as follows:

FIRST, to the payment of all out-of-pocket costs and expenses incurred by the Collateral Agent in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document, any Other First Lien Agreement or any of the Guaranteed Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent hereunder or under any other Loan Document or any Other First Lien Agreement on behalf of Holdings, any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document or any Other First Lien Agreement, and all other fees, indemnities and other amounts owing or reimbursable to the Collateral Agent under any Loan Document or any Other First Lien Agreement in its capacity as such;

SECOND, to the payment in full of the Guaranteed Obligations secured by such Pledged Collateral (the amounts so applied to be distributed among the Series of Secured Obligations pro rata based on the respective amounts of such Secured Obligations owed to the applicable Secured Parties in respect of each Series on the date of any such distribution (or in accordance with such other method of distribution as may be set forth in any applicable Intercreditor Agreement)), with (x) the portion thereof distributed to the Credit Agreement Secured Parties to be further distributed in accordance with the order of priority set forth in Section 7.02 of the Credit Agreement and (y) the portion thereof distributed to the Secured Parties of any other Series to be further distributed in accordance with the applicable provisions of the Other First Lien Agreements governing such Series; and

THIRD, to Holdings, its successors or assigns, or as a court of competent jurisdiction may otherwise direct;

provided, that in no event shall the proceeds of any collection or sale of any Specified Excluded Collateral be applied to the relevant Series of Secured Obligations under any Other First Lien Agreement.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon the request of the Collateral Agent prior to any distribution under this Section 5.02, each Authorized Representative shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in this Section 5.02 that each applicable Secured Party or its Authorized Representative believes it is entitled to receive, and the Collateral Agent shall be fully entitled to rely on such certificates. Upon any sale of Pledged Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 5.03. Securities Act, Etc. In view of the position of Holdings in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act, or any similar federal statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any Disposition of the Pledged Collateral permitted hereunder. Holdings understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Collateral Agent if the Collateral Agent were to attempt to Dispose of all or any part of the Pledged Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could Dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Collateral Agent in any attempt to Dispose of all or part of the Pledged Collateral under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Holdings acknowledges and agrees that in light of such restrictions and limitations, the Collateral Agent, subject to any applicable Intercreditor Agreement, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Federal Securities Laws or, to the extent applicable, Blue Sky or other state securities laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Holdings acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Collateral Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price that the Collateral Agent, subject to any applicable Intercreditor Agreement, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 5.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Collateral Agent sells.

ARTICLE VI

Miscellaneous

SECTION 6.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement (whether or not then in effect), and all notices to any holder of obligations under any Other First Lien Agreements shall be given at its address set forth in the Other First Lien Secured Party Consent or in the First Lien Intercreditor Agreement (upon and during the effectiveness thereof), in each case of the foregoing, as such address may be changed by written notice to the Collateral Agent and Holdings.

SECTION 6.02. Security Interest Absolute. To the extent permitted by applicable law and subject to clauses (g) and (h) of Section 2.01, all rights of the Collateral Agent hereunder, the security interest in the Pledged Collateral and all obligations of Holdings hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of any Loan Document, any other agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Holdings in respect of the Secured Obligations or this Agreement (other than a defense of payment or performance).

SECTION 6.03. Limitation by Law. All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable Requirement of Law, and all the provisions of this Agreement are intended to be subject to all applicable Requirements of Law that may be controlling and to be limited to the extent necessary so that they shall not render this Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Requirement of Law.

SECTION 6.04. Binding Effect; Several Agreement. This Agreement shall become effective as to any party to this Agreement when a counterpart hereof executed on behalf of such party shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such party and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such party, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no party shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Pledged Collateral (and any such assignment or transfer shall be void) except as not prohibited by this Agreement or the Credit Agreement or any Other First Lien Agreement. This Agreement shall be construed as a separate agreement with respect to each party and may be amended, modified, supplemented, waived or released in accordance with Section 6.09 or 6.15, as applicable.

SECTION 6.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of Holdings or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective permitted successors and assigns.

SECTION 6.06. Collateral Agent’s Fees and Expenses.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its expenses incurred hereunder by Holdings, and the Collateral Agent and other Indemnitees shall be indemnified by Holdings, in each case of this clause (a), mutatis mutandis, as provided in Section 9.05 of the Credit Agreement and the equivalent provision of any Other First Lien Agreement.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Security Documents. The provisions of this Section 6.06 shall remain operative and in full force and effect regardless of the termination of this Agreement, any other Loan Document or any Other First Lien Agreement, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement, any other Loan Document or any Other First Lien Agreement, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.06 shall be payable within 15 days (or such longer period as the Collateral Agent may agree in its sole and absolute discretion) of written demand therefor, accompanied by reasonable documentation with respect to any reimbursement, indemnification or other amount requested.

(c) The agreements in this Section 6.06 shall survive the resignation of the Collateral Agent and the termination of this Agreement.

SECTION 6.07. Collateral Agent Appointed Attorney-in-Fact. Subject to the Intercreditor Agreements, Holdings hereby appoints the Collateral Agent the attorney-in-fact of Holdings for the purpose of carrying out the provisions of this Agreement and, upon the occurrence and during the continuance of an Event of Default, taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, subject to any applicable Requirements of Law and any applicable Intercreditor Agreement, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Collateral Agent’s name or in the name of Holdings, (a) to receive, endorse, assign or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Pledged Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Pledged Collateral; (c) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (d) to sign the name of Holdings on any invoice or bill of lading relating to any of the Pledged Collateral; (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Pledged Collateral or to enforce any rights in respect of any Pledged Collateral; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Pledged Collateral; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Pledged Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Pledged Collateral for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to Holdings for any act or failure to act hereunder, except for their own or their Related Parties’ gross negligence or willful misconduct. For the avoidance of doubt, Section 4.03 of any First Lien Intercreditor Agreement entered into after the Closing Date in the form exhibited to the Credit Agreement (or the equivalent provision of any other First Lien Intercreditor Agreement) shall apply to the Collateral Agent as agent for the Secured Parties hereunder.

SECTION 6.08. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR OTHER CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

SECTION 6.09. Waivers; Amendment; Extension of Time.

(a) No failure or delay by the Collateral Agent, any Issuing Bank, any Lender or any other Secured Party in exercising any right, power or remedy hereunder or under any other Loan Document or any Other First Lien Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy, or any abandonment or discontinuance of steps to enforce such a right, power or remedy, preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights, powers and remedies of the Collateral Agent, any Issuing Bank, the Lenders or any other Secured Party hereunder and under the other Loan Documents and any Other First Lien Agreement are cumulative and are not exclusive of any rights, powers or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by Holdings therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.09, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan, the issuance of a Letter of Credit or the incurrence of any Other First Lien Obligations shall not be construed as a waiver of any Default or Event of Default, regardless of whether the Collateral Agent, any Lender, any Issuing Bank or any other Secured Party may have had notice or knowledge of such Default or Event of Default at the time. No notice or demand on Holdings in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and Holdings, subject to any consent required in accordance with Section 9.08 of the Credit Agreement and any equivalent provision in each applicable Other First Lien Agreement and, by each other Authorized Representative to the extent required by (and in accordance with) such applicable Other First Lien Agreement, or, in each case, as otherwise provided in any applicable Intercreditor Agreement. The Collateral Agent may conclusively rely on a certificate of an officer of the Borrower as to whether any amendment contemplated by this Section 6.09(b) is permitted.

(c) Notwithstanding anything to the contrary contained herein, the Collateral Agent may grant extensions of time or waivers of the requirement for the creation or perfection of security interests in or the obtaining of insurance (including title insurance) or surveys with respect to particular assets (including extensions beyond the date hereof for the perfection of security interests in the assets of Holdings on such date) where it reasonably determines, in consultation with the Borrower, that perfection or obtaining of such items cannot be accomplished without undue effort or expense by the time or times at which it would otherwise be required by this Agreement, any other Loan Documents or any Other First Lien Agreement.

SECTION 6.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY OTHER FIRST LIEN AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.10.

SECTION 6.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 6.12. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 6.04. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission (or other electronic transmission pursuant to procedures approved by the Collateral Agent) shall be as effective as delivery of a manually signed original.

SECTION 6.13. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 6.14. Jurisdiction; Consent to Service of Process.

(a) Subject to the final sentence of this clause (a), each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, any other Loan Document, any Other First Lien Agreement or the transactions relating hereto or thereto, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement, any other Loan Document or any Other First Lien Agreement shall affect any right that the Collateral Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement, any other Loan Document or any Other First Lien Agreement against Holdings or its properties in the courts of any jurisdiction.

(b) Each party to this Agreement hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement, any other Loan Document or any Other First Lien Agreement in any New York State or federal court of the United States of America sitting in New York County, and any appellate court from any thereof. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement, any other Loan Document or any Other First Lien Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 6.15. Termination or Release.

(a) This Agreement, the pledges and guarantees made herein, the Liens in the Pledged Collateral created hereby and all other security interests granted hereby, shall automatically terminate and/or be released (i) upon the occurrence of the Termination Date or, if any Other First Lien Obligations secured by the Lien granted hereby are outstanding on the Termination Date, the date after the Termination Date when all such Other First Lien Obligations (other than contingent or unliquidated obligations or liabilities not then due and any other obligations that, by the terms of any Other First Lien Agreements, are not required to be paid in full prior to termination and release of the Pledged Collateral) have been paid in full and the Secured Parties have no further commitment to extend credit under any such Other First Lien Agreement, or (ii) otherwise in accordance with Section 9.18 of the Credit Agreement and the equivalent provision of any applicable Other First Lien Agreement.

(b) The security interest in the Pledged Collateral shall be automatically released, all without delivery of any instrument or performance of any act by any party, (i) upon any sale or other transfer by Holdings of any Pledged Collateral that is permitted by the Credit Agreement and each Other First Lien Agreement then in effect to any person that is not Holdings or a Pledgor (as defined in the Collateral Agreement), (ii) upon the effectiveness of any written consent to the release of the security interest granted hereby in any Pledged Collateral pursuant to Section 9.08 of the Credit Agreement and any equivalent provision of each applicable Other First Lien Agreement (in each case, to the extent required thereby), or (iii) as otherwise may be provided in any applicable Intercreditor Agreement.

(c) In connection with any termination or release pursuant to this Section 6.15, the Collateral Agent shall execute and deliver to Holdings all documents that Holdings shall reasonably request to evidence such termination or release (including Uniform Commercial Code termination statements), and will duly assign and transfer to Holdings, such of the Pledged Collateral that may be in the possession of the Collateral Agent and has not theretofore been sold or otherwise applied or released pursuant to this Agreement. Any execution and delivery of documents pursuant to this Section 6.15 shall be without recourse to or warranty by the Collateral Agent. In connection with any release pursuant to this Section 6.15, Holdings shall be permitted to take any action in connection therewith consistent with such release including, without limitation, the filing of Uniform Commercial Code termination statements. Upon the receipt of any necessary or proper instruments of termination, satisfaction or release prepared by the Borrower pursuant to this Section 6.15, the Collateral Agent shall execute, deliver or acknowledge such instruments or releases to evidence the release of any Pledged Collateral permitted to be released pursuant to this Agreement. Holdings agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Collateral Agent (and its representatives and counsel) in connection with the execution and delivery of such release documents or instruments.

SECTION 6.16. Subject to Any Applicable Intercreditor Agreement. Notwithstanding anything herein to the contrary, (i) the Liens and security interests granted to the Collateral Agent for the benefit of the Secured Parties pursuant to this Agreement are expressly subject to any applicable Intercreditor Agreement to the extent provided therein and (ii) the exercise of any right or remedy by the Collateral Agent hereunder or the application of proceeds (including insurance and condemnation proceeds) of any Pledged Collateral are subject to any applicable Intercreditor Agreement to the extent provided therein. In the event of any conflict between the terms of such applicable Intercreditor Agreement and the terms of this Agreement, the terms of such applicable Intercreditor Agreement shall govern.

SECTION 6.17. Other First Lien Obligations. On or after the Closing Date and so long as not prohibited by the Credit Agreement or any Other First Lien Agreement then in effect, the Borrower may from time to time designate obligations in respect of indebtedness to be secured (except with respect to any applicable Specified Excluded Collateral) on a pari passu basis with the then outstanding Secured Obligations as Other First Lien Obligations hereunder by delivering to the Collateral Agent and each Authorized Representative (a) a certificate of the Borrower (i) identifying the obligations so designated and the initial aggregate principal amount or face amount thereof, (ii) stating that such obligations are designated as Other First Lien Obligations for purposes hereof, (iii) representing that such designation of such obligations as Other First Lien Obligations is not prohibited by the Credit Agreement or any Other First Lien Agreement then in effect and (iv) specifying the name and address of the Authorized Representative for such obligations, (b) an Other First Lien Secured Party Consent executed by the Authorized Representative for such obligations and the Borrower and (c) if not already then in effect, execute and deliver a First Lien Intercreditor Agreement (or a joinder thereto in the form (and to the extent, if any) required thereby to the extent such First Lien Intercreditor Agreement is then in effect); provided, however, that the Collateral Agent shall have a right to appoint a sub-agent as the agent to act with respect to any Other First Lien Obligations under the Security Documents and the parties hereto (without the consent of any Secured Parties) and the Authorized Representative for such Other First Lien Obligations shall enter into such documents, including any amendments to the Security Documents, as may be necessary to give effect to this proviso. Upon the satisfaction of all conditions set forth in the preceding sentence, (x) the Collateral Agent shall act as collateral agent under and subject to the terms of the Security Documents for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Other First Lien Obligations (except with respect to any applicable Specified Excluded Collateral), and shall execute and deliver the acknowledgment at the end of the Other First Lien Secured Party Consent, and (y) each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent or its sub-agent, as applicable, as collateral agent for the holders of such Other First Lien Obligations as set forth in each Other First Lien Secured Party Consent and agrees, on behalf of itself and each Secured Party it represents, to be bound by this Agreement and each applicable Intercreditor Agreement and (z) such Other First Lien Obligations shall automatically be deemed to be “Other First Lien Obligations” (or analogous term) in each Intercreditor Agreement. The rights and obligations of each party to this Agreement shall remain in full force and effect notwithstanding the addition of any new Secured Obligations to this Agreement.

SECTION 6.18. Person Serving as Collateral Agent. On the Closing Date, the Collateral Agent hereunder is the Credit Agreement Agent. Written notice of resignation by the Credit Agreement Agent pursuant to the Credit Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement. Upon the acceptance of any appointment as the Administrative Agent under (and as defined in) the Credit Agreement by a successor, that successor shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent pursuant hereto. Immediately upon the occurrence of the Termination Date, if any other Series of Secured Obligations is then outstanding, the Authorized Representative of such Series (or, if more than one such Series is outstanding, the applicable Authorized Representative determined pursuant to the terms of (and as defined in) the applicable Intercreditor Agreement) shall be deemed the Collateral Agent for all purposes under this Agreement. The Collateral Agent immediately prior to any change in Collateral Agent pursuant to this Section 6.18 (the “Prior Agent”) shall be deemed to have assigned all of its rights, powers and duties hereunder to the successor Collateral Agent determined in accordance with this Section 6.18 (the “Successor Agent”) and the Successor Agent shall be deemed to have accepted, assumed and succeeded to such rights, powers and duties. The Prior Agent shall cooperate with Holdings and such Successor Agent to ensure that all actions are taken that are necessary or reasonably requested by the Successor Agent to vest in such Successor Agent the rights granted to the Prior Agent hereunder with respect to the Pledged Collateral, including (a) the filing of amended financing statements in the appropriate filing offices, (b) to the extent that the Prior Agent holds, or a third party holds on its behalf, physical possession of or “control” (as defined in the New York UCC or the Uniform Commercial Code of any other applicable jurisdiction) over Pledged Collateral pursuant to this Agreement or any other Security Document, the delivery to the Successor Agent of the Pledged Collateral in its possession or control together with any necessary endorsements to the extent required by this Agreement, and (c) the execution and delivery of any further documents, financing statements or agreements and the taking of all such further action that may be required under any applicable law, or that the Successor Agent may reasonably request, all without recourse to, or representation or warranty by, the Collateral Agent, and at the sole cost and expense of Holdings. The Collateral Agent hereunder shall at all times be the same person that is the “Collateral Agent” under the First Lien Intercreditor Agreement. Written notice of resignation by the “Collateral Agent” pursuant to the First Lien Intercreditor Agreement shall also constitute notice of resignation as the Collateral Agent under this Agreement. Upon the acceptance of any appointment as the “Collateral Agent” under the First Lien Intercreditor Agreement by a successor “Collateral Agent”, that successor “Collateral Agent” shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent pursuant hereto.

SECTION 6.19. General Authority of the Collateral Agent.

(a) By acceptance of the benefits of this Agreement and any other Security Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (i) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Security Documents, (ii) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provision of this Agreement and such other Security Documents against Holdings, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder thereunder relating to any Pledged Collateral or Holdings’ obligations with respect thereto, (iii) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Security Document against Holdings, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Security Document and (iv) to agree to be bound by the terms of this Agreement, any other Security Documents and any Intercreditor Agreement then in effect.

(b) Holdings acknowledges that the rights and responsibilities of the Collateral Agent under this Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Collateral Agent and the Secured Parties, be governed by the Credit Agreement, any Other First Lien Agreement and such other agreements with respect thereto as may exist from time to time among them, but, as between the Collateral Agent and Holdings, the Collateral Agent shall be conclusively presumed to be acting as agent for the applicable Secured Parties with full and valid authority so to act or refrain from acting, and Holdings shall not be under any obligation, or entitlement, to make any inquiry respecting such authority.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

PRIME SECURITY SERVICES HOLDINGS, LLC, as Holdings

By:	/s/ Timothy J. Whall
Name: Timothy J. Whall
Title: President and Chief Executive Officer

[Signature Page to Holdings Guarantee and Pledge Agreement (First Lien)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:	/s/ Robert Hetu
Name: Robert Hetu
Title: Authorized Signatory

By:	/s/ Lingzi Huang
Name: Lingzi Huang
Title: Authorized Signatory

[Signature page to Holdings Guarantee and Pledge Agreement (First Lien)]

Exhibit I

to Holdings Guarantee and Pledge Agreement (First Lien)

[Form of]

OTHER FIRST LIEN SECURED PARTY CONSENT

[Name of Authorized Representative]

[Address of Authorized Representative]

[Date]

The undersigned is the Authorized Representative for Persons wishing to become Secured Parties (the “New Secured Parties”) under the Holdings Guarantee and Pledge Agreement (First Lien), dated as of July 1, 2015 (as heretofore amended, restated, supplemented or otherwise modified, the “Guarantee and Pledge Agreement” (terms used without definition herein have the meanings set forth in the Guarantee and Pledge Agreement (or, if not set forth therein, as set forth in the Credit Agreement referred to therein))), between PRIME SECURITY SERVICES HOLDINGS, LLC and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity, together with its successors and permitted assigns, the “Collateral Agent”).

In consideration of the foregoing, the undersigned hereby:

(i) represents that it has been duly authorized by the New Secured Parties to become a party to the Guarantee and Pledge Agreement on behalf of the New Secured Parties under that certain [DESCRIBE OPERATIVE AGREEMENT] (the “New Agreement” and the obligations under the New Agreement, the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties;

(ii) acknowledges that it has received a copy of the Guarantee and Pledge Agreement and each Intercreditor Agreement;

(iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Guarantee and Pledge Agreement and the Intercreditor Agreements as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;

(iv) accepts and acknowledges the terms of the Guarantee and Pledge Agreement and each Intercreditor Agreement applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Other First Lien Obligations, with all the rights and obligations of a Secured Party thereunder and bound by all the provisions thereof as fully as if it had been a Secured Party on the date of the Guarantee and Pledge Agreement and each of the Intercreditor Agreements and agrees that its address for receiving notices pursuant to the Security Documents shall be as follows:

[Address].

The Collateral Agent, by acknowledging and agreeing to this Other First Lien Secured Party Consent, accepts the appointment in clause (iii) above.

THIS OTHER FIRST LIEN SECURED PARTY CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR OTHER CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS OTHER FIRST LIEN SECURED PARTY CONSENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Other First Lien Secured Party Consent to be duly executed by its authorized officer as of the date first set forth above.

[NAME OF AUTHORIZED REPRESENTATIVE]

By:
Name:
Title:

[Signature Page to Other First Lien Secured Party Consent]

Acknowledged and Agreed:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Collateral Agent

By:
Name:
Title:

[Signature Page to Other First Lien Secured Party Consent]